                                                                  Exhibit 10.03

Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.


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Technical/Functional Specification Development                           US WEST
                                                                Schedule No. One


              SCHEDULE NUMBER "230397" / AGREEMENT NO. 9700050785

                 TECHNICAL/FUNCTIONAL SPECIFICATION DEVELOPMENT

This Schedule Number 230397 is effective July 21, 1997 and issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

This Schedule contains the following sections:

         1.       Project Description

         2.       Schedule, Statement of Work and Deliverables

         3.       Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    PROJECT DESCRIPTION

1.1   INTRODUCTION

This Schedule covers the services to be provided by Carnegie Group, Inc. for U S WEST in support of TECHNICAL/FUNCTIONAL SPECIFICATION DEVELOPMENT project.

1.2   OVERVIEW

The CGI support team will provide hourly consulting services to U S WEST Information Technologies (IT) to collectively recommend an approach to IT by identifying the system requirements, the gaps, the risks and the solutions to the U S WEST Long Distance, Inc. (LD)


Schedule Number 230397         Carnegie Group, Inc. and U S West         7/31/97
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Technical/Functional Specification Development                           US West
                                                                Schedule No. One


business objectives. Then under IT direction, the CGI support team will translate these into more detailed requirements for the project development teams; work with the project development teams; and continue to be the liaison between the project development teams, IT, and LD.

1.3   EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

Not applicable to this Schedule.

1.4   CGI ROLES AND RESPONSIBILITIES

The following tasks are to be performed by CGI:

(1) Translate the LD service delivery business requirements into detailed requirements.

(2) Actively monitor and work to promote billing and service delivery are in synch with each other.

(3) Actively monitor and work to promote all service delivery areas (i.e. service order, provisioning, trouble ticketing, fulfillment, etc.) are also in synch with each other.

(4)   Work with each area to promote the completion of their deliverables.

(5) Work with the development teams to assist them with their target to meet schedule.

(6) Work with development teams on the best approach to develop their solutions.

(7)   Coordinate the development team's delivery of their tasks.

(8) Work with the development team on their systems solutions effort to promote that the systems solutions support of the Service Delivery Systems Integrated Plan.

1.5   U S WEST ROLES AND RESPONSIBILITIES

The following activities are to be provided by U S WEST IT:

(1) Provide subject matter expertise on U S WEST Long Distance, Inc. business objectives/requirements as required by this project.


Schedule Number 230397         Carnegie Group, Inc. and U S West         7/31/97
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Technical/Functional Specification Development                           US West
                                                                Schedule No. One


(2) Specify any required documentation standards and formats that CGI is required to follow.

(3) Provide project management and appropriate project sponsorship support to aid CGI in gaining access to either IT or end user organizations containing appropriate expertise.

(4)   Manage scope and expectations with U S WEST Long Distance.

1.6   JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

(1) Hold periodic status meetings where schedule, progress, plans, and issues are presented and action items are assigned for resolution.

(2) Meet with U S WEST Long Distance and market unit subject matter experts for such meetings as requirements gathering and knowledge acquisition.

(3)   Define the success criteria for the project.

1.7   SCOPE

Carnegie Group, Inc. will work as members of the U S WEST Information Technologies detailed specifications development team as a part of the Technical/Functional Specification Development project. The roles to be performed are titled Technical Functional Coordinators and will be reporting to a U S WEST site for the duration of the project. The tasks to be performed are under U S WEST IT's direction and are identified in Section 1.4 of this Schedule.

1.8   DELIVERABLES

o Identify system requirements, gaps, risks and potential solutions from business requirements provided by U S WEST Long Distance.

o Translate high level business requirements into detailed requirements and work with development teams to identify system requirements.

o     Assist development teams in the development of technical designs.

o Provide detailed and accurate estimates based on input from development teams.

o     Work with development teams to monitor scheduled target dates.


Schedule Number 230397         Carnegie Group, Inc. and U S West         7/31/97
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Technical/Functional Specification Development                           US West
                                                                Schedule No. One


(All work is to be performed within a team environment and is comprised of U S WEST IT and CGI resources.)

1.9   SUMMARY

Refer to the Overview in section 1.2 of this Schedule.

2.    SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1   TASKS, SCHEDULE, AND DELIVERABLES

The tasks are defined in article 1 of this Schedule.

The Services provided hereunder cover efforts to be performed from July 21, 1997 through November 30, 1997.

2.2    ASSUMPTIONS

The above tasks, schedules and deliverables were developed based on the following assumptions.

(1)   CGI has timely access to U S WEST personnel (i.e. SMEs).

(2) U S WEST to provide a sponsor and project manager to act as the liaison between the U S WEST project team and the CGI project team.

(3) Weekly status reports and meetings to be held between the U S WEST project manager and the CGI team to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

(4) U S WEST to provide facilities, computer equipment, software, etc., as requested by CGI.

2.3   DELIVERABLES

o Identify system requirements, gaps, risks and potential solutions from business requirements provided by U S WEST Long Distance.

o Translate high level business requirements into detailed requirements and work with development teams to identify system requirements.


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Technical/Functional Specification Development                           US West
                                                                Schedule No. One


o     Assist development teams in the development of technical designs.

o Provide detailed and accurate estimates based on input from development teams.

o Work with development teams to monitor scheduled target dates. (All work is to be performed within a team environment and is comprised of U S WEST IT and CGI resources.)

3.   PROJECTED COST

The total cost of the work net of discounts shall not exceed $[ ] based on estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort.

Estimated costs with applicable discounts for the project are provided below.

--------------------------------------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
                 ITEMIZATION OF COSTS                                          AMOUNT

------------------------------------------------------- -----------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                 $[ ]
LESS [  ]% MINIMUM DISCOUNT

                                                                               ($[ ])

------------------------------------------------------- -----------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                      $[ ]

------------------------------------------------------- -----------------------------------------------------
CGI/THIRD PARTY LICENSE FEES

------------------------------------------------------- -----------------------------------------------------

TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES

------------------------------------------------------- -----------------------------------------------------

TOTAL SCHEDULE ESTIMATED PRICE                                                  $[ ]

------------------------------------------------------- -----------------------------------------------------


Schedule Number 230397         Carnegie Group, Inc. and U S West         7/31/97
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Technical/Functional Specification Development                           US West
                                                                Schedule No. One


Estimated hours are as follows:

------------------------------------------------------- -----------------------------------------------------
                       CATEGORY                                           ESTIMATED HOURS

------------------------------------------------------- -----------------------------------------------------
Senior Engineer II                                                              [ ]
Senior Engineer I                                                               [ ]

------------------------------------------------------- -----------------------------------------------------
TOTAL HOURS

                                                                                [ ]
------------------------------------------------------- -----------------------------------------------------




IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                    U S WEST


BY:   /s/ BRUCE RUSSELL                 BY:     /s/ SHARON OLSEN
      -----------------------                   -------------------------------


NAME: Bruce Russell                     NAME:  Sharon Olsen
      -----------------------                  --------------------------------
        (printed)                               (printed)


TITLE:EVP/COO                           TITLE: Director Customer Care Systems
      -----------------------                  --------------------------------


DATE: 9/4/97                            DATE:  8/12/97
      -----------------------                  --------------------------------


                                        U S WEST BRI


                                        BY:    /s/ MARIA K. RATHBUN
                                               --------------------------------


                                        NAME:  Maria K. Rathbun
                                               --------------------------------
                                                   (printed)


                                        TITLE: Contract Agent
                                               --------------------------------


                                        DATE:  7-6-97
                                               --------------------------------


Schedule Number 230397         Carnegie Group, Inc. and U S West         7/31/97
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